SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5) Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

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Navigator Duration Neutral Bond Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [November __, 2015]

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Navigator Duration Neutral Bond Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [NOVEMBER __, 2015] at [10:00 a.m.], Eastern time, for the following purposes:

1. To approve a New Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point Advisors Inc., the Fund’s current sub-adviser. No fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [October __, 2015] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [NOVEMBER __, 2015].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Navigator Duration Neutral Bond Fund

a series

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [NOVEMBER __, 2015]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Navigator Duration Neutral Bond Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [NOVEMBER __, 2015] at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board for the following purposes:

  To approve a New Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point Advisors Inc., the Fund’s current sub-adviser. No fee increase is proposed.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [October __, 2015] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Board is requesting that the shareholders of the Fund vote “FOR” the proposal approving the New Sub-Advisory Agreement.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-888-868-9501.

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PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

Clark Capital Management Group, Inc. AND Main Point Advisors Inc.

Background

The primary purpose of this proposal is to enable Main Point Advisors Inc. (“Main Point” or the Sub-Adviser”) to continue to serve as the sub-adviser to the Fund. The New Sub-Advisory Agreement is substantially similar to the prior investment sub-advisory agreement with Main Point (the “Prior Sub-Advisory Agreement”), except that the date of its execution, effectiveness, and expiration are changed.

Currently Main Point is owned by Jonathan Fiebach and Portfolio Solutions LLC. Effective upon shareholder approval of the New Sub-Advisory Agreement and its execution, Portfolio Solutions LLC intends to assign its ownership interests in Main Point to Jonathan Fiebach, and Jonathan Fiebach will become the sole owner of Main Point (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Upon the closing of the Transaction, a “change in control” of Main Point for purposes of the 1940 Act occurred and caused the “assignment” and resulting termination of the Prior Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement.

In order for Main Point to continue to serve as sub-adviser to the Fund after the Transaction, the Trustees are requesting that shareholders approve a new investment advisory agreement with Main Point (the “New Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. Main Point has served as a sub-adviser to the Fund since its inception in 2013. Main Point believes the Transaction will not result in any interruption or decrease in the quality of services provided by Main Point. Jonathan Fiebach of Main Point has served the Fund as portfolio manager since it commenced operations in 2013 and will continue to serve the Fund as portfolio manager after the Transaction. Kevin Bellis of Main Point has served the Fund as portfolio manager since January 2015 and will continue to serve the Fund as portfolio manager after the Transaction. The Fund’s investment objective and principal investment strategies will not change as a result of the Transaction.

At a meeting on August 19-20 , 2015, the Board approved the New Sub-Advisory Agreement for the Fund, subject to shareholder approval.

Description of the Sub-Adviser

Main Point Advisors Inc. is an SEC registered investment adviser located at One Liberty Place, 53rd Floor, 1650 Market Street, Philadelphia PA 19103. It provides investment management services exclusively to investment companies, and had approximately [$74.4] million dollars under management as of July 31, 2015.

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When the Transaction closes, Main Point will become wholly-owned by Jonathan Fiebach. Main Point’s management, portfolio management, compliance, legal and client service teams are expected to remain intact.

The name and principal occupation of each current principal executive officer and each director of Main Point are listed in the chart below. The address for each is One Liberty Place, 53rd Floor, 1650 Market Street, Philadelphia PA 19103. After the Transaction, Steven T. Grant will no longer be an officer.

NAME:	PRINCIPAL OCCUPATION:
Jonathan A. Fiebach	Co-President, Chief Investment Officer
Steven T. Grant	Co-President, Chief Operating Officer
Richard A. Kraemer	Chief Compliance Officer

The Sub-Advisory Agreement

A summary of the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement (together the “Agreements”) is provided below. The New Sub-Advisory Agreement is attached as Appendix A to this proxy statement. The terms of the New Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed. You should read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary.

The Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or Main Point (“Independent Trustees”), most recently approved the Prior Sub-Advisory Agreement at a meeting on November 11 & 12, 2014. Under the terms of the Prior Sub-Advisory Agreement, Main Point received a monthly fee paid by the Adviser (not the Fund) at an annual rate equal to 0.625% of the Fund's average daily net assets. For such compensation, Main Point, at its expense, subject to the supervision of the Adviser, continuously furnishes an investment program for the Fund and makes investment decisions on behalf of the Fund, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Under the New Sub-Advisory Agreement, Main Point will continue to furnish an investment program for the Fund and make investment decisions on behalf of the Fund, subject to the investment objectives, philosophy and restrictions of the Fund. The Adviser will maintain responsibility for oversight of the Main Point and will retain control over the Fund. Under the New Sub-Advisory Agreement, Main Point will be entitled to receive a monthly fee paid by the Adviser (not the Fund) at the same annual rate equal to 0.625% of the Fund's average daily net assets.

The New Sub-Advisory Agreement will become effective upon shareholder approval. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the New Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act defines a “majority of the outstanding voting securities” of a Fund as the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of

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the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund. The New Sub-Advisory Agreement may be terminated at any time on 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser or Sub-Adviser may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 120 days’ prior written notice to the Adviser and the Trust; or by either party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach. Each Agreement automatically and immediately terminates in the event of its assignment (as defined in the 1940 Act).

Prior Year Sub-Advisory Fees

For the fiscal year-ended September 30, 2015, Main Point earned sub-advisory fees in the amount of $[         ].

Evaluation by the Board of Trustees

The Trustees considered the New Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point, with respect to Fund at a meeting held on August 19-20, 2015. The Trustees were provided with an overview of the Fund, its strategies, and information reported in Main Point’s responses to a 15(c) questionnaire. The Trustees' considered some of the key risks of the Fund, performance information, and fee and expense information of the Fund, as identified by Main Point in its 15(c) response and outlined in the prospectus.

The Trustees were assisted by legal counsel throughout the Sub-Advisory Agreement review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that following the proposed change of control, one of Main Point’s owners, Jonathan Fiebach, will become sole owner of the Sub-Adviser. The Trustees considered that the change in ownership would not impact the portfolio management team. The Board reviewed the background of the investment personnel responsible for portfolio management. The Trustees also considered the 1940 Act expertise of the other members of the investment team, and the benefit of their assistance to the portfolio manager with operational and administrative functions. They noted that Main Point’s investment process utilizes quantitative research and analysis with proprietary valuation models to select investments in primarily municipal bonds, and agreed that Main Point has demonstrated a solid risk management culture and processes that diligently monitor the various risks related to this asset class and incorporates hedging strategies when necessary. The Trustees noted that the Sub-Adviser monitors compliance with the Fund’s investment limitations by relying, in part, on a third party service that alerts the portfolio manager in advance of any deviation from pre-set limits. They considered that Main Point reported no material compliance or litigation issues. The Board acknowledged the Sub-Adviser provides access to a hedge fund type strategy, which has the potential to benefit the Fund and its shareholders. The Board concluded that the change in ownership is not expected to result in any personnel changes and should not have any negative impact on the Sub-Adviser’s ability to service the Fund. The Board further concluded that it expects Main Point should continue to provide high quality service to the adviser, the Fund and shareholders.

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Performance. The Trustees noted that the Fund has limited performance statistics available because of its short time since inception (October 2013). They considered, however, that during its limited performance history, it has trailed its benchmarks over the last one year period. They discussed that the Fund’s largest increase/decrease was similar to the Morningstar Non-Traditional Bond category. The Trustees noted that the Sub-Adviser attributed the underperformance to the Fund’s duration neutral stance versus the substantial duration exposure of the indexes. The Trustees agreed that as more time passes, the Fund’s duration neutral strategy can be better evaluated as interest rates change and allow the Fund to take advantage of hedging opportunities. After further discussion, the Trustees concluded that the Sub-Adviser should be retained, following the change of control, and given the opportunity to execute the Fund’s strategy over a more meaningful period of time.

Fees and Expenses. The Trustees noted that they had reviewed the sub-advisory fees in connection with the annual review of the sub-adviser at the Board’s November 11-12, 2014 meeting. They further noted that the sub-advisory fee proposed to be paid is identical to that previously approved. They considered the advisory fee allocation, and the allocation between the adviser and Sub-Adviser relative to the duties of each. The Trustees noted that the Sub-Adviser change of control was not anticipated to have any negative impact on the Fund or shareholders. After further discussion, the Trustees affirmed their finding that the sub-advisory fee remains reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the Sub-Adviser’s management of Fund assets. The Trustees agreed that economies of scales is an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. They agreed that it appears unlikely that the Sub-Adviser has realized any meaningful benefits from economies of scale at this time.

Profitability. The Trustees reviewed the profitability analysis prepared by the sub-advisor noting that although the Sub-Adviser estimated it earned a profit in connection with its relationship with the Fund, such profit is marginal in terms of actual dollars and percentage of revenue. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from Main Point that the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Main Point as an investment sub-adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at

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17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Sub-Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [ ] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The individuals named as proxies on the proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions (and your shares are not held in street name), your shares will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business that may properly arise at the meeting, in the proxies’ discretion. You may revoke any proxy prior to its exercise by filing with the Trust an instrument revoking the proxy or a duly executed Proxy bearing a later date. To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number. In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

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Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[INSERT BENEFICIAL OWNER INFORMATION]

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

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SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [ ] are approximately [$ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by [Clark Capital Management Group, Inc. and Main Point Advisors Inc.] In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and [Clark Capital and Main Point] will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Clark Capital and Main Point may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [NOVEMBER __, 2015]

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A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.com.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-888-868-9501. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

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Exhibit A

[INSERT NEW SUB-ADVISORY AGREEMENT]

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[LOGO]

PROXY CARD

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [NOVEMBER __], 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________ ____________
Signature Date

______________________________ ____________
Signature (if held jointly) Date

____
Title if a corporation, partnership or other entity

▲ FOLD HERE - PLEASE DO NOT TEAR ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to **www.proxyonline.com**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone: Simply dial toll-free **"insert Touchtone #"** and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

"Control Number"

If you would like another copy of the proxy materials, they are available at **www.proxyonline.com**. You will need your control number above to log in.

TAGID: "TAG ID" CUSIP: "CUSIP"

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PROXY CARD

NAVIGATOR DURATION NEUTRAL BOND FUND

a series of the Northern Lights Fund Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve a new Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point Advisors Inc. with respect to the Navigator Duration Neutral Bond Fund.	☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com

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